                                                                    EXHIBIT 99.4

                                                          COMPANY NUMBER 1738214




                       LEISURESHARE INTERNATIONAL LIMITED

                        REPORTS AND FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED 31ST DECEMBER 2001








                                 SPIRO TETT & CO
                               Registered Auditor

                       LEISURESHARE INTERNATIONAL LIMITED


                                    CONTENTS


                                                                                           PAGE
Report of the Directors                                                                      F-1

Statement of Directors Responsibilities                                                      F-2

Auditors Report                                                                              F-3

Consolidated Profit and Loss Account                                                         F-4

Consolidated Balance Sheet                                                                   F-5

Parent Company Balance Sheet                                                                 F-6

Consolidated Cash Flow Statement                                                             F-7

Notes to the Financial Statements                                                        F-8 - F-12

Consolidated Profit and Loss Account                                                         F-13

Consolidated Balance Sheet                                                                   F-14

Parent Company Balance Sheet                                                                 F-15

Consolidated Cash Flow Statement                                                             F-16

Notes to the Financial Statements                                                        F-17 - F-20


                       LEISURESHARE INTERNATIONAL LIMITED

          REPORT OF THE DIRECTORS FOR THE YEAR ENDED 31ST DECEMBER 2001

The directors submit their report and financial statements for the year ended 31st December 2001.

PRINCIPAL ACTIVITY
The Principal activity of the company during the year was the organisation of a holding company with a Spanish subsidiary.

CHANGE OF REGISTRATION
The company changed registration to that of a private company with effect from 18th December 2001

BUSINESS REVIEW AND FUTURE DEVELOPMENTS
The company sold its investment in Inversora Tetuan S.A. during the year and commenced the conversion of its clubhouse owned by Leisureshare International Espanol S.A. at Cabo Del Sol into a luxury villa under a contract for its sale. The company expects to complete the sale of the villa in the autumn of 2002. It will then seek to acquire additional property on the Costa Blanca, Spain for development or conversion into second homes or vacation ownership.

During 2002 the company acquired four Florida Corporations with a view to commencing travel and vacation club activities in the United States. Those companies were Orlando Holidays, Inc., Welcome to Orlando, Inc., Leisureshare International Inc., (formerly Pool Homes Managers, Inc.) and Amercian Travel and marketing Group, Inc. In June 2002 the company was acquired by Amercian Leisure Holdings, Inc., a company quoted on the OTC BB under the symbol AMLH.

During January 2002 the company recommenced its negotiations to acquire "The Enchanted Gardens" a resort in Ocho Rios, Jamaica and on August 15, 2002 entered into a memorandum of understanding to purchase the shares in the company which owns the resort. The directors anticipate that the deal will close in January 2003.

The company projects, future profitability and cash flow is dependent on its support from its holding company (AMLH).

RESULTS AND DIVIDENDS
The loss for the year is set out in the Profit and Loss Account. The directors do not recommend the payment of a dividend for the year (2000 - Nil).

FIXED ASSETS
Details of changes in fixed assets are as set out in the accounts.

DIRECTORS AND THEIR INTERESTS
The directors of the company at 31st December 2001 all of whom have served throughout the year, together with their interests in the shares of the company were:

                                               Ordinary Shares of 10p each
                                              2001                     2000
          M J Wright                        3,236,990                3,236,990
          P M Webb                          1,486,410                1,486,410
          R Maddock                         1,208,200                1,208,200

AUDITORS
A resolution to reappoint as auditors Spiro Tett & Co will be put to the members at the Annual General Meeting.

                                                    BY ORDER OF THE BOARD
156 High Street
Dorking
Surrey
RH4 1BQ                                             C C Shipley
23rd August 2002                                    Secretary

                       LEISURESHARE INTERNATIONAL LIMITED

                    STATEMENT OF DIRECTORS' RESPONSIBILITIES



Company law requires the directors to prepare the financial statements for each financial period which give a true and fair view of the state of affairs of the company and of the profit of the company for that period. In preparing those financial statements, the directors are required to:-

          select suitable accounting policies and then apply them consistently;

          make judgements and estimates that are reasonable and prudent;

          prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

                       LEISURESHARE INTERNATIONAL LIMITED

      AUDITORS REPORT TO THE MEMBERS OF LEISURESHARE INTERNATIONAL LIMITED

We have audited the financial statements on pages 4 to 12 which have been prepared under the historical cost convention and the accounting policies set out on page 8.

Respective Responsibilites of Directors and Auditors

As described in the statement of directors' responsibilities on page 2 the company's directors are responsible for the preparation of the financial statements in accordance with applicable law and United Kingdom Accounting Standards.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and United Kingdom Auditing Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the directors' report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed.

We read the directors' report and consider the implications for our report if we become aware of any apparent misstatements within it.

Basis of Opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the director in preparation of the financial statements, and of whether the accounting policies are appropriate to the company's and the group's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements, give a true and fair view of the state of the company's and the group's affairs at 31st December 2001 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985 applicable to small companies.


Spiro Tett & Co                                     SPIRO TETT & CO
Grove House                                         Registered Auditor
25 Upper Mulgrave Road
Cheam, Surrey SM2 7AY

23rd August 2002

                       LEISURESHARE INTERNATIONAL LIMITED

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT

                      FOR THE YEAR ENDED 31ST DECEMBER 2001

                                                       NOTES                      2001           2000
                                                                                  'L'             'L'
TURNOVER                                                 2                       12,450              -

Cost of Sales                                                                         -              -
                                                                                -------        -------

GROSS PROFIT/(LOSS)                                                              12,450              -

Administration Expenses                                                         (42,959)       (13,929)
                                                                                -------        -------

OPERATING LOSS                                           3                      (30,509)       (13,929)

Interest Payable                                         4                       (5,024)        (4,726)
                                                                                -------        -------

LOSS ON ORDINARY ACTIVITIES
BEFORE TAXATION                                                                 (35,533)       (18,655)

Profit on sale of subsidiary                                                    182,755              -
                                                                                -------        -------

NET PROFIT/(LOSS) FOR THE YEAR                                                  147,222        (18,655)
                                                                                =======        =======


                         STATEMENT OF ACCUMULATED LOSSES
                      FOR THE YEAR ENDED 31ST DECEMBER 2001


                                                                                 2001          2000
                                                                                 'L'            'L'
ACCUMULATED LOSSES AT 1ST JANUARY 2001                                       (2,856,197)    (2,837,542)

Retained Loss for the year                                                      147,222        (18,655)
                                                                             ----------     ----------

RETAINED LOSSES AT 31ST DECEMBER 2001                                        (2,708,975)    (2,856,197)
                                                                             ==========     ==========

All of the group's operations are classed as continuing.

The group has no recognised gains or losses for the year (other than the profit on the sale of the subsidiary as shown above) (2000 - Nil).

                       LEISURESHARE INTERNATIONAL LIMITED

                           CONSOLIDATED BALANCE SHEET

                            AS AT 31ST DECEMBER 2001


                                          NOTES                         2001                          2000
                                                                 'L'          'L'             'L'            'L'
FIXED ASSETS

Tangible Assets                             6                                126,390                        94,460

CURRENT ASSETS

Debtors                                     7                   14,517                       280,501
Cash at Bank and in Hand                                        16,119                        15,544
                                                            ----------                    ----------

                                                                30,636                       296,045
CREDITORS: Amounts falling due
within one year                             8               (1,156,102)                   (1,536,803)
                                                            ----------                    ----------

NET CURRENT (LIABILITIES)/ASSETS                                          (1,125,466)                   (1,240,758)
                                                                          ----------                    ----------

                                                                            (999,076)                   (1,146,298)
                                                                          ==========                    ==========

CAPITAL AND RESERVES

Called up share capital                    10                              1,843,490                     1,843,490
Share Premium Account                      11                                880,160                       880,160
Convertible Loan Stock                     12                                  8,170                         8,170
Other Reserves                                                               255,964                       255,964
Profit and Loss Account                    13                             (2,708,975)                   (2,856,197)
Realised Exchange (Loss)                                                    (621,090)                     (621,090)
Goodwill W/O                                                                (656,795)                     (656,795)
                                                                          ----------                    ----------
                                                                            (999,076)                   (1,146,298)
                                                                          ==========                    ==========



............................................)
                                           )
                                           )
                                           )DIRECTORS
                                           )
............................................)

23rd August 2002

                       LEISURESHARE INTERNATIONAL LIMITED

                     BALANCE SHEET AS AT 31ST DECEMBER 2001

                                         NOTES                      2001                          2000
                                                              'L'           'L'            'L'            'L'
CURRENT ASSETS

Debtors                                    7                919,502                       919,502

CREDITORS: Amounts falling due
within one year                            8             (1,009,930)                   (1,003,704)
                                                         ----------                    ----------

NET CURRENT LIABILITIES                                                   (90,428)                      (84,202)
                                                                       ==========                    ==========

CAPITAL AND RESERVES

Called up share capital                    10                           1,843,490                     1,843,490
Share Premium Account                      11                             880,160                       880,160
Convertible Loan Stock                     12                               8,170                         8,170
Profit and Loss Account                    13                          (2,822,248)                   (2,816,022)
                                                                       ----------                    ----------

                                                                          (90,428)                      (84,202)
                                                                       ==========                    ==========


.......................................)
                                      )
                                      )DIRECTORS
                                      )
.......................................)

23rd August 2002

                       LEISURESHARE INTERNATIONAL LIMITED

                        CONSOLIDATED CASH FLOW STATEMENT

                      FOR THE YEAR ENDED 31ST DECEMBER 2001


                                                      NOTES               2001                       2000
                                                                     'L'         'L'           'L'           'L'
Net Cash Flow from
Operating Activities                                   16                      (177,080)                    4,563

RETURNS ON INVESTMENTS AND
SERVICING OF FINANCE                                                            182,755

Interest Paid                                                                    (5,024)                   (4,726)
                                                                               --------                    ------

Net Cash Outflow from returns on
investments and servicing of finance                                                651                      (163)

INVESTING ACTIVITIES
Purchase of Tangible Fixed Assets                                   54,160                          -
Sale of Assets                                                     (18,316)                         -
                                                                   -------                   --------

Net Cash Flow from Investing Activities                                          35,844                         -
                                                                               --------                    ------

Net Cash Outflow before Financing                                               (35,193)                     (163)

Financing                                                           35,768                          -
                                                                   -------                   --------

Net Cash (Outflow) from Financing                                                35,768                         -
                                                                               --------                    ------

Increase/(Decrease) in Cash
and Cash Equivalents                                   17                           575                      (163)
                                                                               ========                    ======


                       LEISURESHARE INTERNATIONAL LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS


1    ACCOUNTING POLICIES

     a)   Accounting Convention
          The financial statements have been prepared under the historical cost convention.

     b)   Turnover
          Turnover represents amounts invoiced by the company, in respect of goods sold and services rendered during the year.

     c)   Depreciation
          The tangible fixed assets ar being written off on a straight line basis over the estimated useful lives as follows:

          Motor Vehicles              25% p.a.
          Fixtures & Fittings         15% p.a.
          Freehold Buildings        2.75% p.a.

     d)   Foreign Currencies
          Assets and liabilities denominated in foreign currencies are translated at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are recorded at the rates ruling at the date of transactions.

     e)   Going Concern
          These financial statements have been prepared on a going concern basis. The company is dependant upon the support of the shareholders who have loan accounts totalling 'L'1,070,603 included in creditors due within one year. The shareholders have given confirmation that they do not intend to withdraw the existing loans within the next twelve months. The going concern basis is therefore believed to be appropriate. The financial statements do not include any adjustments which might result from a withdrawal of funds.

2    TURNOVER

     Geographical classifications of turnover:              2001      2000
                                                             'L'       'L'

     1.   Spain                                             12,450        -
                                                            ======     ====

     The turnover and loss of the company and the group for the year derives from the same class of business, as noted in the Report of the Directors.


3    OPERATING LOSS                                         2001       2000
     Operating loss is stated after changing:                'L'        'L'

     Depreciation                                            3,914    12,525
     Auditors' Remuneration                                  1,500     1,404
                                                             =====    ======

                       LEISURESHARE INTERNATIONAL LIMITED

                   NOTES TO THE FINANCIAL STATEMENTS (Cont. 2)

                                                            2001           2000
4    INTEREST PAYABLE                                        'L'            'L

     On bank loans and overdraft wholly
     repayable within five years                             298              -
     On Convertible loan stock                             1,226          1,226
     On loans                                              3,500          3,500
                                                           -----          -----

                                                           5,024          4,726
                                                           =====          =====

5    CORPORATION TAX

     There is no corporation tax liability based on
     the results for the year. The company has the
     following tax losses available for set off
     against further years profit and gain.                2001           2000
                                                           'L'             'L'

     Trading                                              97,355          65,736
                                                       =========       =========
     Capital                                           2,406,162       2,588,917
                                                       =========       =========

6    TANGIBLE FIXED ASSETS

                                                               Plant &
     THE GROUP                     Freehold        Motor      Fixtures &
                                   Buildings      Vehicle      Fittings       Patents         TOTAL
                                      'L'           'L'           'L'           'L'             'L'
     COST
     At 1st January 2001            187,412         8,523        46,328         1,384        243,647
     Disposals                      (91,827)            -       (30,852)            -       (124,063)
     Additions                       54,160             -             -        (1,384)        54,160
                                    -------         -----       -------        ------       --------
     At 31st December 2001          149,745         8,523        15,476             -        173,744
                                    =======         =====       =======        ======       ========

     DEPRECIATION
     At 1st January 2001             93,786         8,523        45,494         1,384        149,187
     Charge for the year              3,914             -             -             -          3,914
     Disposals                      (74,345)            -       (30,018)       (1,384)      (105,747)
                                    -------         -----       -------        ------       --------
     At 31st December 2001           23,355         8,523        15,476             -         47,354
                                    =======         =====       =======        ======       ========

     NET BOOK VALUE
     At 31st December 2001          126,390             -             -             -        126,390
                                    =======         =====       =======        ======       ========

     At 31st December 2000           93,626             -           834             -         94,460
                                    =======         =====       =======        ======       ========

                       LEISURESHARE INTERNATIONAL LIMITED

                   NOTES TO THE FINANCIAL STATEMENTS (Cont. 3)

7    DEBTORS                                                     THE GROUP                    THE COMPANY
                                                            2001           2000           2001           2000
                                                             'L'            'L'            'L'            'L'
     Amounts falling due within one year:

     Other debtors                                         14,517        280,501              -              -
     Amounts due from Subsidiaries                              -              -        919,502        919,502
                                                           ------        -------        -------        -------

                                                           14,517        280,501        919,502        919,502
                                                           ======        =======        =======        =======

8    CREDITORS: Amounts falling
     due within the year:                                         THE GROUP                   THE COMPANY
                                                            2001           2000         2001            2000
                                                            'L'             'L'          'L'             'L'
     Other Creditors                                       38,295        295,022              -         98,391
     Bank Loans                                            39,825          4,057              -              -
     Social Security & other taxes                          5,879        331,153              -              -
     Accruals                                               1,500          8,404          1,500          8,404
     Shareholders Loans                                 1,070,603        898,167      1,008,430        896,909
                                                        ---------      ---------      ---------      ---------
                                                        1,156,102      1,536,803      1,009,930      1,003,704
                                                        =========      =========      =========      =========
9    SHAREHOLDERS LOANS                                                                 2001
                                                                                         'L'
     Mrs D Jobbins                                                                      66,000
     Mr R Maddock                                                                      223,603
     Mr P Webb                                                                          40,000
     Miss C & Mr S Wright                                                              300,000
     Mr M Wright                                                                        66,000
     Miss S Wright                                                                      75,000
     Mrs S Wright                                                                      300,000
                                                                                     ----------
                                                                                     1,070,603
                                                                                     =========
10   SHARE CAPITAL                                                                        2001           2000
                                                                                           'L'            'L'
     Authorised
     50,000,000 Ordinary Shares of 10p each                                            5,000,000      5,000,000
                                                                                       =========      =========

     Allotted, issued and fully paid:
     18,434,900 Ordinary Shares of 10p each                                            1,843,490      1,843,490
                                                                                       =========      =========


11   SHARE PREMIUM ACCOUNT                                                                2001           2000
                                                                                           'L'            'L'
     At 1st January 2000 and
     31st December 2000                                                                 880,160         880,160
                                                                                        =======         =======

                       LEISURESHARE INTERNATIONAL LIMITED

                   NOTES TO THE FINANCIAL STATEMENTS (Cont. 4)


12   CONVERTIBLE LOAN STOCK                          2001            2000
                                                     'L'              'L'

     Convertible Loan Stock @ 15%                    8,170           8,170
                                                     =====           =====

     On the 8th December 1990 the shareholders resolved to capitalise 'L'491,830 of their convertible loan stock into 4,918,300 Ordinary Shares of 10p each and to forgive accrued interest of 'L'45,000.

13   RESERVES                                                   THE GROUP                     THE COMPANY
                                                          2001            2000            2001            2000
                                                           'L'             'L'             'L'             'L'
     Profit and Loss Account:
     At 1st January 2001                                 (2,856,197)     (2,837,542)     (2,816,022)     (2,809,892)
     Retained Profit/(Loss) for the year                    147,222         (18,655)         (6,226)         (6,130)
                                                         ----------      ----------      ----------      ----------

     At 31st December 2001                               (2,708,975)     (2,856,197)     (2,822,248)     (2,816,022)
                                                         ==========      ==========      ==========      ==========


14   RECONCILIATION OF MOVEMENTS                                  THE GROUP                      THE COMPANY
     IN SHAREHOLDERS FUNDS                                   2001            2000            2001            2000
                                                              'L'             'L'             'L'             'L'
     Opening Shareholders Funds                          (1,146,295)     (1,130,873)        (84,202)        (78,072)
     Profit/(Loss) for the year                             (35,536)        (18,655)         (6,226)         (6,130)
     Unrealised Exchange Movement                                 -           3,233               -               -
     Profit on sale of subsidiary                           182,755               -               -               -
                                                         ----------      ----------         -------         -------

     Closing Shareholders Funds                            (999,076)     (1,146,295)        (90,428)        (84,202)
                                                         ==========      ==========         =======         =======


15   SUBSIDIARY COMPANIES                                                                     2001            2000
                                                                                           % Equity        % Equity
                                                                                              Held            Held
     Leisureshare International Espanol SA                                                      100             100
                                                                                                ===             ===

16   NET CASH FLOW FROM                                                                       2001            2000
     OPERATING ACTIVITIES                                                                      'L'             'L'
     Operating Profit/(Loss)                                                                (30,509)        (13,929)
     Depreciation of Tangible Fixed Assets                                                    3,914          12,525
     Decrease in Debtors                                                                    265,984          (2,936)
     Decrease in Other Taxation and Social Security                                        (325,274)          3,466
     Decrease in Other Creditors                                                           (256,727)          6,841
     Decrease in Accruals                                                                    (6,904)         (1,404)
     Increase in Shareholders Loans                                                         172,436               -
                                                                                           --------         -------
                                                                                           (177,080)          4,563
                                                                                           ========         =======

                       LEISURESHARE INTERNATIONAL LIMITED

                   NOTES TO THE FINANCIAL STATEMENTS (Cont. 5)

                                                                                                           Change in
17   ANALYSIS OF CHANGES IN CASH AND                                            2001           2000          Year
     CASH EQUIVALENTS DURING THE YEAR                                            'L'            'L'           'L'

     Cash at Bank and in Hand                                                  16,119         15,544             -
                                                                               ------         ------           ---
                                                                               16,119         15,544           575
                                                                               ======         ======           ===

18   CONTINGENT LIABILITIES

     Shareholders Loans
     No provision has been made in the accounts for the accrued interest on Shareholders' Loans dating back to the 1980's. The loans were made to the subsidiaries at a rate of 15% per annum, but have been waived for all years up to and including the year ended 31st December 2001. Since the Balance Sheet date all of the shareholders with loans have exchanged their loans for preferred shares in American Leisure Holdings Inc.

                       LEISURESHARE INTERNATIONAL LIMITED

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT

                       FOR THE PERIOD ENDED 30TH JUNE 2002

                                  (Unaudited)


                                                                  NOTES                        2002             2001
                                                                                                'L'              'L'
TURNOVER                                                            2                          9,869                 0

Cost of Sales                                                                                      0                 0
                                                                                             -------           -------
GROSS PROFIT/(LOSS)                                                                            9,869                 0

Administration Expenses                                                                      (18,687)          (22,012)
                                                                                             -------           -------
OPERATING LOSS                                                      3                         (8,818)          (22,012)

Interest Payable                                                    4                           (887)                0
                                                                                             -------           -------
LOSS ON ORDINARY ACTIVITIES
BEFORE TAXATION                                                                               (9,705)          (22,012)

Profit on sale of subsidiary                                                                       0           182,755
                                                                                             -------           -------
NET (LOSS)/PROFIT FOR THE PERIOD                                                              (9,705)          160,743
                                                                                             =======           =======

                         STATEMENT OF ACCUMULATED LOSSES
                        FOR THE PERIOD ENDED 30 JUNE 2002

                                                                                            2002              2001
                                                                                             'L'               'L'
ACCUMULATED LOSSES AT 1ST JANUARY 2002                                                    (2,708,975)       (2,856,197)

Retained Loss for the period                                                                  (9,705)          160,743
                                                                                          ----------        ----------

RETAINED LOSSES AT 30 JUNE 2002                                                           (2,718,680)       (2,695,454)
                                                                                          ==========        ==========

All of the group's operations are classed as continuing.

                       LEISURESHARE INTERNATIONAL LIMITED

                           CONSOLIDATED BALANCE SHEET

                               AS AT 30 JUNE 2002

                                  (Unaudited)


                                                      NOTES                       2,002                         2,001
                                                                            'L            'L'             'L'            'L'
FIXED ASSETS

Goodwill                                                                                 623,237                             0
Tangible Assets                                         6                                148,083                       130,304
                                                                                      ----------                    ----------

CURRENT ASSETS                                                                           771,320                       130,304

Debtors                                                 7                    7,568                        20,325
Cash at Bank and in Hand                                                    37,890                         1,626
                                                                        ----------                     ----------

                                                                            45,458                        21,951
CREDITORS: Amounts falling due
within one year                                         8               (1,825,559)                   (1,137,810)
                                                                        ----------                    ----------

NET CURRENT (LIABILITIES)/ASSETS                                                      (1,780,101)                   (1,115,859)
                                                                                      ----------                    ----------
                                                                                      (1,008,781)                     (985,555)
                                                                                      ==========                    ==========
CAPITAL AND RESERVES

Called up share capital                                10                              1,843,490                     1,843,490
Share Premium Account                                  11                                880,160                       880,160
Convertible Loan Stock                                 12                                  8,170                         8,170
Other Reserves                                                                           255,964                       255,964
Profit and Loss Account                                13                             (2,718,680)                   (2,695,454)
Realized Exchange (Loss)                                                                (621,090)                     (621,090)
Goodwill W/O                                                                            (656,795)                     (656,795)
                                                                                      ----------                    ----------
                                                                                      (1,008,781)                     (985,555)
                                                                                      ==========                    ==========

                       LEISURESHARE INTERNATIONAL LIMITED

                        BALANCE SHEET AS AT 30 JUNE 2002

                                  (Unaudited)

                                         NOTES                      2,002                         2,001
                                                              'L'           'L"             'L'            'L'
INVESTMENT IN SUBSIDIARIES                                                624,397                             0

CURRENT ASSETS

Debtors                                    7                919,502                       919,502
CREDITORS: Amounts falling due
within one year                            8             (1,628,101)                   (1,003,704)
                                                         ----------                    ----------
                                                                         (708,599)                      (84,202)
                                                                       ----------                    ----------
NET CURRENT LIABILITIES                                                   (84,202)                      (84,202)
                                                                       ==========                    ==========

CAPITAL AND RESERVES

Called up share capital                    10                           1,843,490                     1,843,490
Share Premium Account                      11                             880,160                       880,160
Convertible Loan Stock                     12                               8,170                         8,170
Profit and Loss Account                    13                          (2,816,022)                   (2,816,022)
                                                                       ----------                    ----------

                                                                          (84,202)                      (84,202)
                                                                       ==========                    ==========

                       LEISURESHARE INTERNATIONAL LIMITED

                        CONSOLIDATED CASH FLOW STATEMENT

                        FOR THE PERIOD ENDED 30 JUNE 2002

                                  (Unaudited)

                                                      NOTES               2,002                      2,001
                                                                     'L'         'L'             'L'        'L'
Net Cash Flow from
Operating Activities                                   16                        43,191                  (362,318)

RETURNS ON INVESTMENTS AND
SERVICING OF FINANCE                                                                  0                   182,755

Interest Paid                                                                      (887)                        0
                                                                               --------                  --------

Net Cash Outflow from returns on
investments and servicing of finance                                             42,304                  (179,563)

INVESTING ACTIVITIES
Purchase of Tangible Fixed Assets                                   21,693                     54,160
Purchase of Subsidiaries                               15          623,237                          0
                                                                   -------                     -------

Net Cash Flow from Investing Activities                                        (644,930)                  (54,160)
                                                                               --------                  --------

Net Cash Outflow before Financing                                              (602,626)                 (233,723)

Financing                                                          624,397                    219,805
                                                                   -------                    -------

Net Cash (Outflow) from Financing                                               624,397                   219,805
                                                                               --------                   --------

Increase/(Decrease) in Cash
and Cash Equivalents                                   17                        21,771                   (13,918)
                                                                               ========                   =======


                       LEISURESHARE INTERNATIONAL LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS


1    ACCOUNTING POLICIES

     a)   Accounting Convention
          The financial statements have been prepared under the historical cost convention.

     b)   Turnover
          Turnover represents amounts invoiced by the company, in respect of goods sold and services rendered during the year.

     c)   Depreciation
          The tangible fixed assets are being written off on a straight line basis over the estimated useful lives as follows:

          Motor Vehicles              25% p.a.
          Fixtures & Fittings         15% p.a.
          Freehold Buildings        2.75% p.a.

     d)   Foreign Currencies
          Assets and liabilities denominated in foreign currencies are translated at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are recorded at the rates ruling at the date of transactions.

2    TURNOVER

     Geographical classifications of turnover:              2002           2001
                                                             'L'            'L'
     1. Spain                                                   0         12,450
     2. USA.                                                9,869              0
                                                            -----         ------

     The turnover of the company and the group for the year derives from the same class of business.


3    OPERATING LOSS
                                                            2002           2001
     Operating loss is stated after changing:                'L'            'L'

     Depreciation                                               0              0
     Auditors' Remuneration                                     0              0
                                                            =====           ====

                                                            2002           2001
                                                             'L'            'L'
4    INTEREST PAYABLE

     On bank loans and overdraft wholly                       887              0
     repayable within five years                                0              0
     On Convertible loan stock                                  0              0
                                                              ---          -----
     On loans                                                 887              0
                                                              ===          =====

                       LEISURESHARE INTERNATIONAL LIMITED

                   NOTES TO THE FINANCIAL STATEMENTS (Cont. 2)

5    CORPORATION TAX

     There is no corporation tax liability based on the results for the period. The company has the following tax losses available for set off against further years profit and gain.

                                                                                         2002           2001
                                                                                          'L'            'L'
     Trading                                                                            96,155         96,155

     Capital                                                                         2,406,162      2,406,162


6    TANGIBLE FIXED ASSETS

                                                                          Plant &
     THE GROUP                               Freehold         Motor      Fixtures &      2002           2001
                                             Buildings      Vehicle       Fittings       TOTAL          TOTAL
                                                'L'            'L'          'L'           'L'            'L'
     COST
     At 1st January 2002                      149,745         8,523        15,476       173,744        243,647
     Disposals                                                                                        (124,063)
     Additions                                 10,267             0        11,426        21,693         54,160
                                              -------         -----        ------       -------       --------

     At 30 JUNE 30, 2002                      160,012         8,523        26,902       195,437        173,744
                                              =======         =====        ======       =======       ========


     DEPRECIATION
     At 1st January 2002                       23,355         8,523        15,476        47,354        149,187
     On Disposals                                                                                     (105,747)
     Charge for the period                          0             0             0             0              0
                                              -------         -----        ------       -------       --------

     At 30 June 2002                           23,355         8,523        15,476        47,354         43,440
                                              =======         =====        ======       =======       ========


     NET BOOK VALUE
     At 30 June 2002                          136,657             0        11,426       148,083        130,304
                                              =======         =====        ======       =======       ========


     At 1st January 2002                      126,390             0             0       126,390         94,460
                                              =======         =====        ======       =======       ========


7    DEBTORS                                                       THE GROUP                  THE COMPANY
                                                               2002         2001          2002          2001
                                                                'L'          'L'           'L'           'L'
     Amounts falling due within one year:
     Other debtors                                            7,568        20,325             0              0
     Amounts due from Subsidiaries                                0             0       919,502        919,502
                                                              -----        ------       -------        -------

                                                              7,568        20,325       919,502        919,502
                                                              =====        ======       =======        =======

                       LEISURESHARE INTERNATIONAL LIMITED

                   NOTES TO THE FINANCIAL STATEMENTS (Cont. 3)

8    CREDITORS: Amounts falling
     due within the year:                                       THE GROUP                    THE COMPANY
                                                          2002            2001           2002           2001
                                                           'L'             'L'            'L'            'L'
     Other Creditors                                       93,044          26,856              0               0
     Bank Loans                                            36,015           3,234              0               0
     Social Security & other taxes                              0           8,064              0               0
     Accruals                                               1,500               0          1,500               0
     Shareholders Loans                                 1,695,000       1,099,656      1,632,827       1,003,704
                                                        ---------       ---------      ---------       ---------

                                                        1,825,559       1,137,810      1,634,327       1,003,704
                                                        =========       =========      =========       =========



9    SHAREHOLDERS LOANS                                                                   2002             2001
                                                                                           'L'              'L'
     Mrs. D. Jobbins                                                                      66,000          66,000
     Mr. R. Maddock                                                                      200,000         262,656
     Mr. P. Webb                                                                          33,000          40,000
     Miss C. & Mr. S. Wright                                                             266,000         300,000
     Mr. M. Wright                                                                        66,000          66,000
     Miss S. Wright                                                                       66,000          75,000
     Miss S. Wright                                                                      266,000         300,000
     Arvimex Inc                                                                         200,000               0
     Xpres Inc                                                                           532,000               0
                                                                                       ---------       ---------
                                                                                       1,695,000       1,109,656
                                                                                       =========       =========


10   SHARE CAPITAL                                                                        2002           2001
                                                                                           'L'            'L'
     Authorized
     50,000,000 Ordinary Shares of 10p each                                            5,000,000       5,000,000
                                                                                       =========       =========

     Allotted, issued and fully paid:
     18,434,900 Ordinary Shares of 10p each                                            1,843,490       1,843,490
                                                                                       =========       =========


11   SHARE PREMIUM ACCOUNT                                                                2002            2001
                                                                                           'L'             'L'
     At 30 June 2002 & 31 December 2001                                                  880,160         880,160
                                                                                         =======         =======



12   CONVERTIBLE LOAN STOCK                                                                2002            2001
                                                                                            'L'             'L'
     Convertible Loan Stock                                                                8,170           8,170
                                                                                           =====           =====

                       LEISURESHARE INTERNATIONAL LIMITED

                   NOTES TO THE FINANCIAL STATEMENTS (Cont. 4)

13   RESERVES                                                              THE GROUP                   THE COMPANY
                                                                      2002           2001         2002            2001
                                                                       'L'            'L'          'L'             'L'
     Profit and Loss Account:
     At 1st January 2002                                          (2,708,975)    (2,856,197)   (2,816,022)     (2,816,022)
     Retained Profit/(Loss) for the year                              (9,705)       160,743             0               0
                                                                  ----------     ----------    ----------      ----------

      At 30 June 2002                                             (2,718,680)    (2,695,454)   (2,816,022)     (2,816,022)
                                                                  ==========     ==========    ==========      ==========


14     RECONCILIATION OF MOVEMENTS                                          THE GROUP                    THE COMPANY
       IN SHAREHOLDERS FUNDS                                           2002            2001          2002            2001
                                                                        'L'             'L'           'L'             'L'
       Opening Shareholders Funds                                     (999,076)    (1,146,298)      (84,202)        (84,202)
       Profit/(Loss) for the year                                       (9,705)       (22,012)            0               0
       Profit on sale of subsidiary                                          0        182,755             0               0
                                                                    ----------     ----------       -------         -------

       Closing Shareholders Funds                                   (1,008,781)      (985,555)      (84,202)        (84,202)
                                                                    ==========     ==========       =======         =======


15     SUBSIDIARY COMPANIES                                                                         % Equity       % Equity
                                                                                                       Held           Held
       American Travel & Marketing Group, Inc.                                                           81             0
       Welcome to Orlando, Inc.                                                                         100             0
       Orlando Holidays, Inc.                                                                           100             0
       Leisureshare International, Inc.                                                                 100             0
       Leisureshare International Espanol SA                                                            100           100


16     NET CASH FLOW FROM                                                                              2002           2001
       OPERATING ACTIVITIES                                                                            'L'            'L'
       Operating Profit/(Loss)                                                                       (8,818)        (22,012)
       Decrease in Debtors                                                                            6,949         260,176
       Decrease in Other Taxation and Social Security                                                (5,879)       (323,089)
       Increase in Other Creditors                                                                   50,939        (268,989)
       Decrease in Accruals                                                                               0          (8,404)
                                                                                                     ------        --------
                                                                                                     43,191        (362,318)
                                                                                                     ======        ========